Deustche Asset Management [LOGO]
                                             A Member of the Deustche Bank Group


Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act






I, Richard T. Hale, certify that:

1. I have reviewed this report, filed on behalf of Scudder Pathway Conservative Portfolio, Scudder Pathway Growth Portfolio, Scudder Pathway Moderate Portfolio, a series of Scudder Pathway Series, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




October 22, 2003                             /s/Richard T. Hale
                                             -----------------------------------
                                             Richard T. Hale
                                             Chief Executive Officer
                                             Scudder Pathway Conservative
                                             Portfolio, Scudder Pathway
                                             Growth Portfolio, Scudder
                                             Pathway Moderate Portfolio, a
                                             series of Scudder Pathway
                                             Series

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                                                Deustche Asset Management [LOGO]
                                             A Member of the Deustche Bank Group





Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act






I, Charles A. Rizzo, certify that:

1. I have reviewed this report, filed on behalf of Scudder Pathway Conservative Portfolio, Scudder Pathway Growth Portfolio, Scudder Pathway Moderate Portfolio, a series of Scudder Pathway Series, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




October 22, 2003                                 /s/Charles A. Rizzo
                                                 -------------------------------
                                                 Charles A. Rizzo
                                                 Chief Financial Officer
                                                 Scudder Pathway Conservative
                                                 Portfolio, Scudder Pathway
                                                 Growth Portfolio, Scudder
                                                 Pathway Moderate Portfolio, a
                                                 series of Scudder Pathway
                                                 Series